Exhibit 32.2


KERR-McGEE CORPORATION
Kerr-McGee Center
Oklahoma City, Oklahoma 73125


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS


I, Robert M. Wohleber, the Chief Financial Officer of Kerr-McGee Corporation (the "Issuer"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer's Annual Report on Form 10-K for the period that ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report") that:

       o the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

       o information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


/s/ Robert M. Wohleber
----------------------

Robert M. Wohleber
Chief Financial Officer
March 11, 2004